LORD ABBETT                   [LORD ABBETT LOGO]

2002
SEMI-ANNUAL
REPORT

LORD ABBETT
AMERICA'S VALUE
FUND

FOR THE PERIOD ENDED MAY 31, 2002

(Unaudited)
--------------------------------------------------------------------------------

LORD ABBETT AMERICA'S VALUE FUND SEMI-ANNUAL REPORT
FOR THE PERIOD ENDED MAY 31, 2002

DEAR SHAREHOLDERS: We are pleased to provide an overview of the Lord Abbett America's Value Fund's strategies and performance for the period ended May 31, 2002. On this and the following pages, we discuss the factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------
MARKET REVIEW

EQUITY OVERVIEW

    In the beginning of the period, the stock market regained ground lost after the events of September 11. Similar to the third quarter, the fourth quarter of 2001 was volatile, resulting in part, from continued sluggish spending by consumers and corporations. However, the housing market, fueled by historically low interest rates and characterized by a rush of refinancing activity and stable new construction starts, continued to protect the economy from additional downside.

    While the third quarter of 2001 registered negative growth, fourth quarter data showed a slightly positive economic upturn. Strong automotive and housing markets and consumers resilient in the wake of September 11 were the impetus for growth. As the first quarter of 2002 progressed, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. On March 19, in a sign of improved sentiment, the Federal Open Market Committee decided to keep its target for the federal funds rate at 1.75% and declared that the economic risks are balanced between economic weakness and inflationary pressure.

FIXED INCOME OVERVIEW

     Equity and fixed-income markets were volatile in the period, reflecting investor uncertainty over the future course of interest rates, fallout from the collapse of energy-producer Enron, the revelation of questionable accounting practices in many companies and tensions in South Asia and the Middle East.

     Following early successes in the war on terrorism, investors ventured into high-yielding asset classes in November and December. Bond investors bought corporate bonds, including high-yield bonds, generating a year-end rally in that market. Later in the period, however, investors resumed their flight to quality, buying Treasury bonds as tensions in the Middle East heightened and reports of questionable accounting practices by

                                                                               1

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(Unaudited)
--------------------------------------------------------------------------------

American companies raised new concerns. Credit agencies aggressively downgraded the credit-rating of many companies, contributing to the overall volatility. However, the stocks and bonds of premier credit-quality companies benefited from the change in investor sentiment.

Q: HOW DID THE FUND PERFORM OVER THE PERIOD ENDED MAY 31, 2002?

A: Since the Fund's SEC effective date on December 27, 2001, Lord Abbett America's Value Fund returned 6.1%(1), outperforming its benchmark, the S&P 500(2), which returned -6.5% during the same period. PLEASE REFER TO PAGE 3 FOR THE STANDARDIZED CUMULATIVE TOTAL RETURN.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

EQUITY PORTION

A: Positive performance in the equities component largely reflected the portfolio's exposure in the materials sector. A dramatic overweight position and superior stock selection combined to produce returns that exceeded the benchmark. Producers of chemical, building and paper products and materials performed exceptionally well and were among the top performers in the Fund's portfolio. Our decision to avoid the information technology sector proved to be an additional source of relative outperformance. This sector was one of the benchmark's weakest performers, posting negative returns for the quarter.

     In the industrial sector, strong stock selection was a major contributor to performance in the period, largely reflecting holdings of companies that produce alloy and steel products and electronic and electrical components.

     The primary detractor from overall portfolio performance for the quarter was in the consumer staples sector, which underweighted (less than half) the benchmark. Weak performance in the financial sector also contributed to relative underperformance for the quarter, again due to underweighted sector positions.

FIXED INCOME PORTION

     High-yield corporate bonds were the key drivers of performance in the fixed income portion of the Fund as we identified value across a broad spectrum of industry sectors. Included in the portfolio were purchases in cyclical or economically sensitive companies. These included bonds of auto parts and paper companies. Anchoring the portfolio were the bonds of companies exhibiting consistent performance throughout the business cycle, such as healthcare and goods. Energy bonds also contributed to gains in the period. Overall, we maintained our focus on strong B and BB rated high-yield bonds of mid-cap companies--a market which contributed over 100 basis points in return to the Fund.

     Less emphasis was placed on convertible bonds, which, because of their

2
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(Unaudited)
--------------------------------------------------------------------------------

convertibility feature, we believed would prove challenging in a volatile and downward-trending equity market. Nonetheless, gains were recorded here as well, particularly in the convertible bonds of defense and health services companies.

     Although two of the top five performers in the portfolio were bonds of the auto parts sector, the sector also included the worst performer. Also detracting from performance were some bonds in the pharmaceuticals and systems management and services sectors.

     Overall, as in the equities portion of the Fund, bottom-up analysis and careful selection were the keys to performance in the period. We looked for bonds of companies with good management teams, predictable cash flows, integrity in both corporate governance and accounting matters, and the ability to benefit from an economic recovery.

Q: PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A: Despite market volatility, we believe there are significant opportunities in the mid-cap sector for both the equity and fixed-income components of the Fund and we will continue to use our value-driven, research-intensive methodology to identify them for our investors.

STANDARDIZED CUMULATIVE TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2002 REFLECT PERFORMANCE OF CLASS A SHARES AT THE MAXIMUM SALES CHARGE OF 5.75% WITH ALL DISTRIBUTION REINVESTED. LIFE OF FUND: 7.39% (SEC EFFECTIVE DATE 12/27/2001).

(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the period ended May 31, 2002.

(2) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

A NOTE ABOUT RISK: The Fund may invest a significant portion of its assets in mid-sized companies, which tend to be more volatile, less liquid and typically experience a higher risk of failure than large-cap company stocks. The Fund also may invest significantly in high-yield securities, sometimes called "junk bonds." These securities carry increased risks of price volatility, illiquidity and the possibility of default in the timely payment of interest and principal. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. These factors can affect Fund performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

The Fund's portfolio is actively managed and, therefore allocations are subject to change.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. For more complete information about this or any Lord Abbett Mutual Fund, including risks, charges and ongoing expenses, please call your Investment Professional or Lord Abbett Distributor LLC at 800-874-3733 for a Prospectus. An investor should read the Prospectus carefully before investing.

SCHEDULE OF INVESTMENTS (UNAUDITED)
MAY 31, 2002

INVESTMENTS                                 SHARES               VALUE
----------------------------------------------------------------------
LONG-TERM INVESTMENTS 91.19%

COMMON STOCKS 65.34%

AUTOMOBILE COMPONENTS 2.94%
Dana Corp.                                  16,800          $  358,176
Goodyear Tire & Rubber Co.                   7,600             166,592
                                                            ----------
TOTAL                                                          524,768
                                                            ----------

CHEMICALS 9.31%
Crompton Corp.                              28,100             318,092
Dow Chemical Co.                            12,400             413,416
Eastman Chemical Co.                         9,200             425,500
IMC Global, Inc.                            13,400             187,868
Solutia, Inc.                               38,700             315,405
                                                            ----------
TOTAL                                                        1,660,281
                                                            ----------

CONTAINERS & PACKAGING 1.61%
Ball Corp.                                   6,900             286,902
                                                            ----------

ELECTRICAL EQUIPMENT 2.45%
Hubbell, Inc.                               11,800             436,010
                                                            ----------

ENERGY: EQUIPMENT & SERVICES 2.11%
Halliburton Co.                             20,300             376,565
                                                            ----------

FOOD & DRUG RETAILING 0.99%
Albertson's, Inc.                            5,000             175,850
                                                            ----------

FOODS 2.43%
Kellogg Co.                                 11,800             433,060
                                                            ----------

HOTELS, RESTAURANTS & LEISURE 1.17%
CBRL Group, Inc.                             6,300             209,475
                                                            ----------

HOUSEHOLD DURABLES 4.16%
Newell Rubbermaid, Inc.                      9,500             324,425
Snap-on, Inc.                               13,200             417,120
                                                            ----------
TOTAL                                                          741,545
                                                            ----------

4                      SEE NOTES TO FINANCIAL STATEMENTS.

MAY 31, 2002

INVESTMENTS                                 SHARES               VALUE
----------------------------------------------------------------------
INSURANCE 6.71%
ACE Ltd.                                     7,500          $  259,575
PartnerRe Holdings Ltd.                      4,800             242,304
Safeco Corp.                                11,500             367,885
XL Capital Ltd. Class A                      3,700             327,524
                                                            ----------
TOTAL                                                        1,197,288
                                                            ----------

MACHINERY 1.65%
Timken Co.                                  13,100             293,440
                                                            ----------

OIL & GAS 6.11%
ChevronTexaco Corp.                          4,300             375,175
EOG Resources, Inc.                          7,800             319,800
Kerr-McGee Corp.                             6,800             395,012
                                                            ----------
TOTAL                                                        1,089,987
                                                            ----------

PAPER & FOREST PRODUCTS 1.92%
Georgia-Pacific Corp.                       12,800             341,632
                                                            ----------

PHARMACEUTICALS 4.19%
Bristol-Myers Squibb Co.                    11,700             364,104
Mylan Laboratories, Inc.                    12,400             383,656
                                                            ----------
TOTAL                                                          747,760
                                                            ----------

REAL ESTATE 2.41%
Healthcare Realty Trust, Inc.               14,300             430,430
                                                            ----------

RETAIL 2.95%
Big Lots, Inc.*                             11,000             196,900
May Department Stores Co.                    4,800             168,864
Office Depot, Inc.                           8,800             160,864
                                                            ----------
TOTAL                                                          526,628
                                                            ----------

TEXTILES & APPAREL 0.96%
Tommy Hilfiger Corp.*                       11,200             170,464
                                                            ----------

TRADING COMPANIES & DISTRIBUTORS 2.46%
Genuine Parts Co.                           12,000             438,600
                                                            ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.                      5

May 31, 2002

INVESTMENTS                                         SHARES               VALUE
--------------------------------------------------------------------------------
UTILITIES: ELECTRIC 8.81%
Ameren Corp.                                         8,700           $   380,364
CMS Energy Corp.                                    25,800               465,948
Northeast Utilities                                 18,700               371,195
TECO Energy, Inc.                                   14,200               353,580
                                                                     -----------
TOTAL                                                                  1,571,087
                                                                     -----------

TOTAL COMMON STOCKS (Cost $11,356,250)                                11,651,772
                                                                     ===========

CONVERTIBLE PREFERRED STOCKS 3.46%
AEROSPACE & DEFENSE 1.20%
Raytheon Co. 8.25% Conv. Pfd.                        3,000               214,200
                                                                     -----------

COMPUTERS & PERIPHERALS 0.94%
Electronic Data Systems Corp. 7.625% Conv. Pfd.      3,500               167,300
                                                                     -----------

CONTAINERS & PACKAGING 0.45%
Temple-Inland Inc. 7.50% Conv. Pfd.                  1,500                79,905
                                                                     -----------

MEDIA 0.68%
Sinclair Broadcasting Group, 6.00% Conv. Pfd.        3,000               121,200
                                                                     -----------

TELECOMMUNICATIONS 0.19%
Sprint Corp. 7.125% Conv. Pfd.                       2,500                34,125
                                                                     -----------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $604,873)                       616,730
                                                                     ===========
                                                           PRINCIPAL
                                       INTEREST   MATURITY    AMOUNT
                                           RATE       DATE     (000)
--------------------------------------------------------------------------------
HIGH YIELD CORPORATE DEBT 14.69%

AUTO COMPONENTS 0.43%
Dana Corp.+                             10.125%   3/15/2010     $ 50      52,875
Delco Remy Int'l., Inc.                  11.00%    5/1/2009       25      22,625
                                                                     -----------
TOTAL                                                                     75,500
                                                                     -----------

CHEMICALS 0.76%
Lyondell Chemical Co.                    9.625%    5/1/2007       50      49,125
Solutia, Inc.                             6.72%  10/15/2037      100      86,843
                                                                     -----------
TOTAL                                                                    135,968
                                                                     -----------

6                      SEE NOTES TO FINANCIAL STATEMENTS.

MAY 31, 2002

                                                                              PRINCIPAL
                                                  INTEREST      MATURITY         AMOUNT
INVESTMENTS                                           RATE          DATE          (000)      VALUE
---------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS 0.57%
Seagate Technology, Inc.+                            8.00%     5/15/2009           $100  $  101,250
                                                                                         ----------
CONTAINERS & PACKAGING 1.32%
Graphic Packaging Corp.+                            8.625%     2/15/2012             75      78,750
Owens-Brockway Glass Co.+                           8.875%     2/15/2009            150     156,000
                                                                                         ----------
TOTAL                                                                                       234,750
                                                                                         ----------

FOOD PRODUCTS 2.16%
American Seafoods Group LLC+                       10.125%     4/15/2010            100     102,125
B&G Foods, Inc.                                     9.625%      8/1/2007             50      51,813
B&G Foods, Inc.+                                    9.625%      8/1/2007             50      51,813
Dean Foods Co.                                       8.15%      8/1/2007            100     102,547
Roundy's, Inc.+                                     8.875%     6/15/2012             75      76,500
                                                                                         ----------
TOTAL                                                                                       384,798
                                                                                         ----------

HEALTHCARE: EQUIPMENT & SUPPLIES 0.30%
Hanger Orthopedic Group, Inc.+                     10.375%     2/15/2009             50      53,312
                                                                                         ----------

HEALTHCARE: PROVIDERS & SERVICES 1.60%
Coventry Health Care, Inc.                          8.125%     2/15/2012             25      26,219
PacifiCare Health Systems, Inc.+                    10.75%      6/1/2009            100     103,750
RoTech Healthcare, Inc.+                             9.50%      4/1/2012             75      78,375
Ventas Realty LP Capital Corp.+                      8.75%      5/1/2009             75      77,344
                                                                                         ----------
TOTAL                                                                                       285,688
                                                                                         ----------

HOMEBUILDERS 0.29%
Beazer Homes USA, Inc.+                             8.375%     4/15/2012             50      52,125
                                                                                         ----------

HOTELS 0.57%
John Q Hammons Hotels, Inc.+                        8.875%     5/15/2012            100     102,000
                                                                                         ----------

HOUSEHOLD PRODUCTS 0.31%
Sealy Mattress Co.                                  9.875%    12/15/2007             54      56,093
                                                                                         ----------

INDUSTRIAL CONGLOMERATES 1.59%
Allied Waste North America, Inc.                    10.00%      8/1/2009            150     152,250
American Standard Cos., Inc.                         8.25%      6/1/2009            125     131,406
                                                                                         ----------
TOTAL                                                                                       283,656
                                                                                         ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.                      7

MAY 31, 2002

                                                                              PRINCIPAL
                                                  INTEREST      MATURITY         AMOUNT
INVESTMENTS                                           RATE          DATE          (000)      VALUE
---------------------------------------------------------------------------------------------------
MEDIA 1.93%
Block Communications, Inc.+                          9.25%     4/15/2009           $100  $  102,750
Century Communications Corp.                         9.50%      3/1/2005            100      71,500
Charter Communications Holdings Capital Corp.       10.00%      4/1/2009             50      45,250
Entercom Radio Capital Corp.                        7.625%      3/1/2014            100      99,750
Quebecor Media, Inc.                               11.125%     7/15/2011             25      25,625
                                                                                         ----------
TOTAL                                                                                       344,875
                                                                                         ----------

METALS: PROCESSORS 0.29%
TriMas Corp.+                                       9.875%     6/15/2012             50      51,250
                                                                                         ----------

OFFICE ELECTRONICS 0.52%
Xerox Corp.                                          5.50%    11/15/2003            100      93,000
                                                                                         ----------

OIL & GAS 0.97%
Magnum Hunter Resources, Inc.+                       9.60%     3/15/2012             50      52,750
Swift Energy Co.                                    9.375%      5/1/2012             50      49,875
Tesoro Petroleum Corp.+                             9.625%      4/1/2012             75      69,750
                                                                                         ----------
TOTAL                                                                                       172,375
                                                                                         ----------

PAPER & FOREST PRODUCTS 0.42%
Longview Fibre Co.+                                 10.00%     1/15/2009             25      26,187
Tembec Industries, Inc.                              7.75%     3/15/2012             50      49,125
                                                                                         ----------
TOTAL                                                                                        75,312
                                                                                         ----------

PERSONAL PRODUCTS 0.30%
Johnsondiversey, Inc.+                              9.625%     5/15/2012             50      52,750
                                                                                         ----------

TELECOMMUNICATIONS 0.36%
Alamosa Delaware, Inc.                             13.625%     8/15/2011             75      64,875
                                                                                         ----------
TOTAL HIGH YIELD CORPORATE DEBT (Cost $2,623,234)                                         2,619,577
                                                                                         ----------

INVESTMENT-GRADE BONDS 4.33%
AUTOMOBILES 0.45%
ArvinMeritor, Inc.                                   8.75%      3/1/2012             75      80,992
                                                                                         ----------

FINANCIAL SERVICES 0.56%
GATX Financial Corp.                                8.875%      6/1/2009            100      99,183
                                                                                         ----------

8                      SEE NOTES TO FINANCIAL STATEMENTS.

MAY 31, 2002

                                                                              PRINCIPAL
                                                  INTEREST      MATURITY         AMOUNT
INVESTMENTS                                           RATE          DATE          (000)      VALUE
---------------------------------------------------------------------------------------------------
FOOD PRODUCTS 0.26%
Corn Products Int'l., Inc.                           8.45%     8/15/2009             50  $   47,171
                                                                                         ----------

OIL & GAS 0.73%
Phillips Petroleum Co.                               7.92%     4/15/2023            125     130,303
                                                                                         ----------

PAPER & FOREST PRODUCTS 0.69%
Georgia-Pacific Corp.                               8.125%     6/15/2023             50      44,329
Temple-Inland, Inc.                                 7.875%      5/1/2012             75      78,924
                                                                                         ----------
TOTAL                                                                                       123,253
                                                                                         ----------

PERSONAL PRODUCTS 0.57%
International Flavors & Fragrances, Inc.             6.45%     5/15/2006            100     101,576
                                                                                         ----------

UTILITIES 0.50%
Mirant Americas Generation, Inc.                    7.625%      5/1/2006            100      88,586
                                                                                         ----------

UTILITIES: ELECTRIC 0.57%
PSEG Energy Holdings, Inc.                          8.625%     2/15/2008            100     100,771
                                                                                         ----------
TOTAL INVESTMENT-GRADE BONDS (Cost $754,529)                                                771,835
                                                                                         ----------

CONVERTIBLE DEBT 2.03%
ADVERTISING 0.47%
Interpublic Group of Cos., Inc.                      1.87%      6/1/2006            100      84,125
                                                                                         ----------

HEALTH CARE PROVIDERS & SERVICES 1.07%
IVAX Corp.                                           5.50%     5/15/2007            150     129,187
Universal Health Services, Inc.                     0.426%     6/23/2020            100      62,000
                                                                                         ----------
TOTAL                                                                                       191,187
                                                                                         ----------

SEMICONDUCTOR EQUIPMENT 0.49%
LSI Logic Corp.                                      4.00%     2/15/2005            100      86,125
                                                                                         ----------
TOTAL CONVERTIBLE DEBT (Cost $362,990)                                                      361,437
                                                                                         ----------

MORTGAGE BACKED SECURITY 1.34%
Federal National Mortgage Assoc.
(Cost $234,425)                                      7.00%      1/1/2032            231     238,720
                                                                                         ----------
TOTAL LONG-TERM INVESTMENTS (Cost $15,936,301)                                           16,260,071
                                                                                         ----------

                     SEE NOTES TO FINANCIAL STATEMENTS.                        9

MAY 31, 2002

                                                                              PRINCIPAL
                                                  INTEREST      MATURITY         AMOUNT
INVESTMENTS                                           RATE          DATE          (000)        VALUE
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 7.29%

REPURCHASE AGREEMENT 7.29%

Repurchase Agreement dated 5/31/2002
from State Street Bank collateralized by
$1,275,000 of Federal National Mortgage Assoc.
at 5.00% due 2/14/2003; value-$1,328,036;
proceeds: $1,300,661
(Cost $1,300,472)                                    1.75%      6/3/2002         $1,300  $ 1,300,472
                                                                                         -----------
TOTAL INVESTMENTS 98.48% (Cost $17,236,773)                                              $17,560,543
                                                                                         -----------

   * Non-income producing security.
   + Restricted security under Rule 144A.

10                     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
May 31, 2002

ASSETS:
     Investments in securities, at value (Cost $17,236,773)        $ 17,560,543
     Receivables:
         Interest and dividends                                          92,994
         Investment securities sold                                   1,196,600
         Capital shares sold                                            553,381
         From Lord, Abbett & Co.                                         19,095
     Prepaid expenses and other assets                                   30,119
-------------------------------------------------------------------------------
     TOTAL ASSETS                                                    19,452,732
-------------------------------------------------------------------------------
LIABILITIES:
     Payables:
         Investment securities purchased                              1,512,491
         Capital shares reacquired                                       14,789
         Management fee                                                  10,807
         12b-1 distribution fees                                          6,889
         Directors' fees                                                     21
     Accrued expenses                                                    76,675
-------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                1,621,672
===============================================================================
NET ASSETS                                                         $ 17,831,060
===============================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                      17,446,386
Accumulated net investment income                                        97,495
Accumulated net realized loss on investments                            (36,591)
Net unrealized appreciation on investments                              323,770
-------------------------------------------------------------------------------
NET ASSETS                                                         $ 17,831,060
===============================================================================
NET ASSETS BY CLASS:
Class A Shares                                                     $ 14,292,997
Class B Shares                                                     $  1,887,204
Class C Shares                                                     $  1,648,731
Class P Shares                                                     $      1,063
Class Y Shares                                                     $      1,065
OUTSTANDING SHARES BY CLASS:
Class A Shares                                                        1,345,407
Class B Shares                                                          178,018
Class C Shares                                                          155,467
Class P Shares                                                          100.100
Class Y Shares                                                          100.100
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                           $10.62
Class A Shares-Maximum offering price
     (Net asset value plus sales charge of 5.75%)                        $11.27
Class B Shares-Net asset value                                           $10.60
Class C Shares-Net asset value                                           $10.61
Class P Shares-Net asset value                                           $10.62
Class Y Shares-Net asset value                                           $10.64
===============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.                     11

STATEMENT OF OPERATIONS (UNAUDITED)
For the Period December 19, 2001 to May 31, 2002*

INVESTMENT INCOME:
Interest                                                              $  76,828
Dividends                                                                73,774
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 150,602
-------------------------------------------------------------------------------
EXPENSES:
Management fee                                                           27,466
12b-1 distribution plan-Class A                                          11,848
12b-1 distribution plan-Class B                                           3,214
12b-1 distribution plan-Class C                                           2,219
12b-1 distribution plan-Class P                                               2
Organization                                                             20,961
Professional                                                             13,326
Reports to shareholders                                                   9,869
Shareholder servicing                                                     5,712
Custody                                                                   5,596
Fund administration                                                       4,817
Registration                                                              1,954
Directors' fees                                                              30
Other                                                                       612
-------------------------------------------------------------------------------
Gross expenses                                                          107,626
     Expense reductions                                                    (216)
     Expenses assumed by Lord, Abbett & Co.                             (54,303)
-------------------------------------------------------------------------------
NET EXPENSES                                                             53,107
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    97,495
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN:
Net realized loss on investments                                        (36,591)
Net change in unrealized appreciation/depreciation on investments       323,770
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN                                        287,179
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 384,674
-------------------------------------------------------------------------------

* Commencement of operations; SEC effective date and date shares first became available to the public on December 27, 2001.

12                     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                    DECEMBER 19, 2001*
                                                                                    TO
INCREASE IN NET ASSETS                                                    MAY 31, 2002
OPERATIONS:
Net investment income                                                      $    97,495
Net realized loss on investments                                               (36,591)
Net change in unrealized appreciation/depreciation on investments              323,770
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           384,674
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                           15,865,321
Cost of shares reacquired                                                     (418,935)
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
     RESULTING FROM CAPITAL SHARE TRANSACTIONS                              15,446,386
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                  15,831,060
--------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                          2,000,000
--------------------------------------------------------------------------------------
END OF PERIOD                                                              $17,831,060
--------------------------------------------------------------------------------------
ACCUMULATED NET INVESTMENT INCOME                                          $    97,495
--------------------------------------------------------------------------------------

* Commencement of operations; SEC effective date and date shares first became available to the public on December 27, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.                     13

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                         CLASS A SHARES   CLASS B SHARES    CLASS C SHARES   CLASS P SHARES    CLASS Y SHARES
                                         --------------   --------------    --------------   --------------    --------------
                                          12/19/2001(a)    12/19/2001(a)     12/19/2001(a)    12/19/2001(a)     12/19/2001(a)
                                               TO               TO                TO               TO                TO
                                           5/31/2002        5/31/2002         5/31/2002        5/31/2002         5/31/2002
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
 NET ASSET VALUE,
 BEGINNING OF PERIOD                          $10.00           $10.00            $10.00           $10.00            $10.00
     Unrealized appreciation
         on investments                          .01              .01               .01              .01               .01
                                             -------          -------           -------          -------           -------
 NET ASSET VALUE ON
     SEC EFFECTIVE DATE                       $10.01           $10.01            $10.01           $10.01            $10.01
                                             =======          =======           =======          =======            =======
 Investment operations
     Net investment income                       .12(b)           .11(b)            .11(b)           .10(b)            .12(b)
     Net realized and
         unrealized gain                         .49              .48               .49              .51               .51
                                             -------          -------           -------          -------           -------
         Total from investment
         operations                              .61              .59               .60              .61               .63
                                             -------          -------           -------          -------           -------

 NET ASSET VALUE, END OF PERIOD               $10.62           $10.60            $10.61           $10.62            $10.64
                                             =======          =======           =======          =======            =======
 Total Return(c)(e)                              .10%(d)          .10%(d)           .10%(d)          .10%(d)           .10%(d)
 Total Return(c)(f)                             6.09%(d)         5.89%(d)          5.99%(d)         6.09%(d)          6.29%(d)
 RATIOS TO AVERAGE NET ASSETS
     Expenses, including waiver and
         expense reductions                      .58%(d)          .83%(d)           .83%(d)          .60%(d)           .42%(d)
     Expenses, excluding waiver and
         expense reductions                     1.23%(d)         1.48%(d)          1.48%(d)         1.25%(d)          1.07%(d)
     Net investment income                      1.15%(d)         1.00%(d)          1.07%(d)          .98%(d)          1.18%(d)

                                          12/19/2001(a)    12/19/2001(a)     12/19/2001(a)    12/19/2001(a)     12/19/2001(a)
                                               TO               TO                TO               TO                TO
SUPPLEMENTAL DATA:                         5/31/2002        5/31/2002         5/31/2002        5/31/2002         5/31/2002
===========================================================================================================================
     Net assets, end of period               $14,293           $1,887            $1,649               $1                $1
     Portfolio turnover rate                   31.97%           31.97%            31.97%           31.97%            31.97%
===========================================================================================================================

(a) Commencement of operations; SEC effective date and date shares first became available to the public on December 27, 2001.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 12/19/2001 through 12/27/2001.
(f)  Total return for the period 12/27/2001 through 5/31/2002.

14                     SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is an open-end management investment company incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate portfolios ("Funds"). This report covers one of the Funds--Lord Abbett America's Value Fund (the "Fund"). The Fund was initialized with $2,000,000 capital contribution form Lord, Abbett & Co. ("Lord Abbett") on December 19, 2001. The Securities and Exchange Commission declared the registration of the Fund effective on December 27, 2001. Shares became available to the public on December 27, 2001. The Fund is diversified as defined under the Investment Company Act of 1940 (the "Act"). The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchanges or, in the case of bonds, in the over-the-counter market if, in the judgement of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the latest bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual Fund are allocated to the Funds within the Company on a pro rata basis. Expenses, excluding class specific expenses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on average daily net assets at an annual rate of .75%.

For the period ended May 31, 2002, Lord Abbett reimbursed .65% of other expenses.

12b-1 DISTRIBUTION PLAN

The Fund has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing account maintenance and distribution fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                  CLASS A          CLASS B           CLASS C          CLASS P
--------------------------------------------------------------------------------
Service                 .25%             .25%        up to .25%             .20%
Distribution            .10%(1)(2)       .75%        up to .75%             .25%

(1) In addition, the Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period.

(2) In addition, the Fund pays an incremental marketing expense of approximately .03% of average net assets of Class A.

Class Y does not have a distribution plan.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Fund after concessions were paid to authorized dealers for the period ended
May 31, 2002:

DISTRIBUTOR           DEALERS
COMMISSIONS       CONCESSIONS
-----------------------------
$39,708           $214,466

Certain of the Company's officers and Directors have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the period ended May 31, 2002 are as follows:

PURCHASES                  SALES
-------------------------------------
$18,513,981                $2,543,200

As of May 31, 2002, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation on investments based on cost for federal income tax purposes are as follows:

                          GROSS                 GROSS                     NET
                     UNREALIZED            UNREALIZED              UNREALIZED
TAX COST           APPRECIATION          DEPRECIATION            APPRECIATION
-----------------------------------------------------------------------------
$17,236,773            $578,966            $(255,196)                $323,770

6.   DIRECTORS' REMUNERATION

The Directors associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees are allocated among all funds in the Lord Abbett Family of Funds based on the net assets of each fund. The outside Directors may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Company and other funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon are included in Directors' fee on the Statement of Operations and are not deductible for federal income tax purposes until such amounts are paid. There is a Defined Contribution Plan available to all Directors.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Company's expenses.

8.   SUMMARY OF CAPITAL TRANSACTIONS

The Fund has authorized 150 million shares of $0.001 par value capital stock designated as follows: 50 million Class A shares; 30 million Class B shares, 20 million Class C shares, 20 million Class P shares and 30 million Class Y shares.

                                                                            PERIOD ENDED
                                                                            MAY 31, 2002
                                                                            (UNAUDITED)*
----------------------------------------------------------------------------------------
CLASS A SHARES                                                   SHARES           AMOUNT
----------------------------------------------------------------------------------------
Shares sold                                                   1,180,895      $12,330,281
Shares reacquired                                               (35,088)        (383,656)
----------------------------------------------------------------------------------------
Increase                                                      1,145,807      $11,946,625
----------------------------------------------------------------------------------------

CLASS B SHARES
----------------------------------------------------------------------------------------
Shares sold                                                     181,369       $1,890,151
Shares reacquired                                                (3,451)         (33,870)
----------------------------------------------------------------------------------------
Increase                                                        177,918       $1,856,281
----------------------------------------------------------------------------------------

CLASS C SHARES
----------------------------------------------------------------------------------------
Shares sold                                                     155,499       $1,644,889
Shares reacquired                                                  (132)          (1,409)
----------------------------------------------------------------------------------------
Increase                                                        155,367       $1,643,480
----------------------------------------------------------------------------------------

*For the period December 27, 2001 (SEC effective date and date shares first became available to the public) to May 31, 2002.

[LORD ABBETT LOGO]

                                                                  --------------
                                                                     PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                    PERMIT 552
                                                                  HACKENSACK, NJ
                                                                  --------------

                   This report when not used for the general
                 information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current Fund Prospectus.

               Lord Abbett Mutual Fund shares are distributed by:
                          LORD ABBETT DISTRIBUTOR LLC
             90 Hudson Street - Jersey City, New Jersey 07302-3973

Lord Abbett Research Fund, Inc.
     Lord Abbett America's Value Fund

                                                                     LAAMF-3-502
                                                                          (7/02)